SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): September 18, 2003



                                 PROTALEX, INC.
               (Exact Name of Registrant as Specified in Charter)


         New Mexico                     000-28385                91-2003490
----------------------------           ------------          -------------------
(State or Other Jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


               717 Encino Pl. N.E. Suite 17, Albuquerque, NM 87102 (Address of Principal Executive Offices, including Zip Code)

        Registrant's telephone number, including area code (505) 243-8220

ITEM 5.  OTHER EVENTS

         On September 19, 2003, Protalex, Inc. ("the Company") repurchased 2,994,803 shares of the Company's common stock from Dr. Paul Mann (a former officer of the Company), Leslie A. McCament-Mann, Gail Skene and Elizabeth Sarah Anne Wiley. The shares were repurchased for a aggregate purchase price of $300,000. On September 22, 2003, we issued a press release in connection with the matters described in this paragraph. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

      No.        Description
     99.1        Press Release dated September 22, 2003, announcing the
                 repurchase of common stock of the Company.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PROTALEX, INC.


Dated:  September 22, 2003            By: Steven H. Kane
                                          -------------------------------------
                                          Steven H. Kane
                                          President and Chief Executive Officer